UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

TRACON Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-36818	34-2037594
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4350 La Jolla Village Drive, Suite 800 San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 550-0780 ____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Form 8-K/A”) amends and supplements the second Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 21, 2022 (the “Original Form 8-K”) by TRACON Pharmaceuticals, Inc. (the “Company”). The Company disclosed its entry into a securities purchase agreement on June 21, 2022 on the Original Form 8-K. This Form 8-K/A is being filed solely for the purpose of filing Exhibits 5.1 and 23.1 (contained in Exhibit 5.1) to the Original Form 8-K, as amended by this Form 8-K/A. No other modifications to the Original Form 8-K are being made by this Form 8-K/A. This Form 8-K/A speaks as of the original filing date of the Original Form 8-K, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Original Form 8-K, except as otherwise set forth in this Form 8-K/A. Unless filed herewith, references to the exhibits in this Form 8-K/A are references to the exhibits filed with the Original Form 8-K.

Item 8.01      Other Events.

On June 21, 2022, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Opaleye L.P., relating to the issuance and sale (the “Offering”) of 841,989 shares of its common stock, par value $0.001 per share (“Common Stock”) and pre-funded warrants to purchase 2,205,018 shares of Common Stock (the “Pre-Funded Warrants”), as previously reported on the Original Form 8-K.

The Purchase Agreement and the form of Pre-Funded Warrant were previously filed as Exhibit 10.1 and Exhibit 4.1, respectively, to the Original Form 8-K, and the description of the terms of the Purchase Agreement and the Pre-Funded Warrants are qualified in their entirety by reference to such exhibit. A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the shares of Common Stock and Pre-Funded Warrants is attached as Exhibit 5.1 hereto.

Item 9.01        Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (contained in Exhibit 5.1)

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2022	TRACON Pharmaceuticals, Inc.

	By:	/s/ Charles P. Theuer, M.D., Ph.D.
	Name:	Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer